Welcome! May 25, 2005

Safe Harbor Statement
Explanatory Note on Non-GAAP Financial Information
Stable Value Investor Day - Agenda
2005 Stable Value Investor Day
First Quarter 2005 Financial Overview
Premiums, Fees & Other Revenues
Assets Under Management
Underwriting Margins - Loss Ratios
Investment Yields and Spreads
Total Company Operating Expense Ratio
Operating Earnings Per Share
Operating Earnings by Line of Business
GAAP Results Total Company
Other Financial Information
Earnings Guidance
Travelers Acquisition Overview
Travelers Acquisition Financing
Rating Agency Update
Structured Risk Solutions
Retirement & Savings Business Profile
Retirement & Savings - Business Mix Profile
Structured Risk Solutions (SRS) Business Profile
SRS Milestones
TLAC Integration Planning Update
Stable Value Underwriting at MetLife
Underwriting Resources & Experience
Underwriting Objectives
Stable Value & Funding Agreement Reserve Breakdown
What Are The Risks?
Risk Measurement And Monitoring
Investments and ALM
Agenda
Invested Assets
Investment Department
Market View and Themes
Portfolio Allocation March 31, 2005
Credit
Credit - Quality Profile
Credit - Investment Grade
Credit - Below Investment Grade
Residential Mortgage-Backed Securities
Mortgages
Mortgages - Quality Profile
Commercial Mortgages - Distribution
Commercial Mortgages - Portfolio Composition
Real Estate Equity
Derivatives
Capital Losses
Agenda
Asset Liability Management - Structure
Asset Liability Management - Functions
Position Along Yield Curve
Duration
Liquidity Management
Investment Risks
MetLife Businesses Finance
Institutional Business - Premiums and Fees
Institutional Business - Growth Rates
Institutional Business - Operating Earnings
Group Term Life - Mortality Ratio
Disability Morbidity Ratio
Group Life - Interest Spread
Retirement & Savings - Interest Spread
Non-Medical Health & Other - Interest Spread
Individual Business - Premiums and Fees
Individual Business - Premiums & Deposits
Individual Business - Operating Earnings
Variable & Universal Life - Interest Spread
Annuities - Interest Spread
Auto & Home - Premiums and Fees
Auto & Home - Operating Earnings
Auto & Home Combined Ratio
International - Premiums and Fees
International - Operating Earnings
Reinsurance - Premiums and Fees
Reinsurance - Operating Earnings
Corporate & Other - Operating Earnings
Total Premiums and Fees
Total Operating Earnings
MetLife Operating Earnings Per Share Growth
Appendix
Credit - Top Sectors
Credit - Investment Grade Top Exposures
Credit - Below Investment Grade Top Exposures
Emerging Market Exposure
Residential Mortgage-Backed Securities
Commercial Mortgages - Top Exposures
Agricultural Mortgages - Top Exposures
Real Estate Equity - Top Exposures
Reconciliations of Non-GAAP Financial Information
Explanatory Note on Non-GAAP Financial Information
Reconciliation of Net Income to Operating Earnings - Total Company
Reconciliation of Net Income per Share to Operating Earnings per Share - Total Company
Return on Equity
Reconciliation of Net Income to Operating Earnings
Reconciliation of Premiums, Fees and Other Revenues
Reconciliation of Operating Expenses and Expense Ratio
Reconciliation of Book Value per Share

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors; (iii) unanticipated changes in industry trends; (iv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (v) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life; (vi) catastrophe losses; (vii) adverse results or other consequences from litigation, arbitration or regulatory investigations; (viii) regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company's products or services; (ix) downgrades in the Company's or its affiliates' claims paying ability, financial strength or credit ratings; (x) changes in rating agency policies or practices; (xi) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (xii) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xiii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xiv) the Company's ability to identify and consummate on successful terms any future acquisitions , and to successfully integrate acquired businesses with minimal disruption, and (xv) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the Securities and Exchange Commission, including its S-1 and S-3 registration statements. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings per diluted share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income taxes, and discontinued operations, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income taxes, the impact of the cumulative effect of a change in accounting, net of income taxes, and discontinued operations, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Operating return on equity is calculated by dividing operating earnings as defined above by average equity for the period indicated, excluding accumulated other comprehensive income.

For the historical periods presented, reconciliations of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included at the end of this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income. Explanatory Note on Non-GAAP Financial Information- Cont.

Stable Value Investor Day - Agenda Time Topic Presenter 8:30 - 9:00 a.m. Registration & Breakfast 9:00 - 9:10 a.m. Welcome & Introductory Remarks David M. Feldman 9:10 - 9:55 a.m. MetLife Financial Overview William J. Wheeler 9:55 - 10:25 a.m. Structured Risk Solutions Sherif Zakhary 10:25 - 10:40 a.m. Break 10:40 - 11:00 a.m. Stable Value Underwriting at MetLife Nan D. Tecotzky 11:00 - 11:45 a.m. Investments and ALM Frank M. Donnantuono Robert W. Morgan 11:45 - 12:30 p.m. MetLife Businesses Finance Stanley J. Talbi 12:30 - 1:15 p.m. Lunch 1:15 p.m. SVID Concludes

MetLife 2005 Stable Value Investor Day Financial Overview William J. Wheeler Executive Vice President & Chief Financial Officer

First Quarter 2005 Financial Overview Premiums, Fees & Other Revenues $6,362 $7,092 11.5% Operating EPS $0.78 $1.11 42.3% Net Income $598 $987 65.1% Book Value per Share (Excl AOCI) $25.03 $28.48 13.8% ROE (Excl AOCI)* 12.8% 16.1% Three Months ended March 31 ($ Millions) % Change 2004/2005 Actual 2004 Actual 2005 * Represents first quarter 2004 and 2005 annualized excluding certain items.

Premiums, Fees & Other Revenues 2001 2002 2003 2004 Q104 Q105 20159 22334 24271 26270 6362 7092 CAGR 9.2% * Excludes $32 million for Conning, a subsidiary which was sold in 2001. * CAGR 11.5% ($ Millions)

Premiums, Fees & Other Revenues Institutional Group Life $ 1,490 $ 1,518 1.9% Retirement & Savings 322 552 71.4% Non-Medical Health & Other 961 1,116 16.1% Individual Life* 1,344 1,364 1.5% Annuities 176 259 47.2% Auto & Home 746 737 (1.2%) International 489 624 27.6% Reinsurance 828 918 10.9% Corporate & Other 6 4 (33.3%) Total $6,362 $7,092 11.5% Premiums, Fees & Other Revenues Three Months ended March 31 ($ Millions) % Change 2004/2005 Actual 2004 Actual 2005 * Includes Traditional & UL/VL

Assets Under Management 2001 2002 2003 2004 Q105 General Account 194.3 217.7 251 270 276.9 Separate Account 62.7 59.7 75.8 86.8 85.8 CAGR 11.6% $326.8 $277.4 $257.0 $356.8 $362.7 ($ Billions)

Underwriting Margins - Loss Ratios Group Term Life 94.1% 93.5% 91.8% 92.6% 95.8% 94.9% Group Disability 102.1% 98.0% 98.5% 94.3% 93.3% 91.1% Individual Life 84.8% 83.8% 87.7% 82.0% 85.4% 85.6% A&H Combined Ratio 106.0% 99.4% 99.7% 96.8% 98.8% 92.4% A&H Combined Ratio Excluding Catastrophes 102.1% 97.4% 97.1% 90.4% 96.5% 90.9% Underwriting Margins - Loss Ratios 2001* 2002* 2003 2004 Q104 Q105 * 2001 and 2002 excludes impact of the September 11 tragedies. Including the September 11 tragedies for 2001, the loss ratios for Group Term Life, Group Disability and Individual Life are 97.9%, 115.7%, and 91.2%, respectively. Including the September 11 tragedies for 2002, the loss ratio for Individual Life is 78.8%.

Investment Yields and Spreads 2001 2002 2003 2004 Q104 Q105 Average Yield on Total Invested Assets 7.56% 7.25% 6.71% 6.53% 6.42% 6.43% R&S 1.47% 1.44% 1.40% 1.66% 1.64% 1.47% Group Life 1.59% 1.89% 2.04% 2.06% 2.17% 1.99% Annuities 2.17% 2.20% 2.17% 2.41% 1.95% 2.80%

Total Company Operating Expense Ratio 2001 2002 2003 2004 Q104 Q105 General Account 0.295 0.279 0.279 0.282 0.272 0.258 Separate Account 29.5% 27.9% 27.9% 28.2% 27.2% 25.8% Operating expense ratio is defined as expenses excluding certain items, divided by premiums, fees and other income.

Operating Earnings Per Share Operating Earnings per share as presented excludes certain items. CAGR 15.5% CAGR 42.3% $1.11 $3.34 $2.77 $2.59 $2.17 $0.78 2001 2002 2003 2004 Q104 Q105

Three Months ended March 31 ($ Millions) % Change 2004/2005 Actual 2004 Actual 2005 Institutional Individual Auto & Home International Reinsurance Corporate & Other Total Company $ 317 187 46 44 18 (17) $595 Operating Earnings by Line of Business $ 324 318 76 67 27 9 $ 821 2.2% 70.1% 65.2% 52.3% 50.0% 153.0% 38.0%

Actual 2005 Operating earnings Net investment gains/(losses)* Cumulative effect of a change in accounting Discontinued operations Net income GAAP Results Total Company $ 595 85 (86) 4 $ 598 $ 0.78 0.11 (0.11) 0.01 $ 0.79 Amount EPS $ 1.11 0.02 - 0.20 $ 1.33 $ 821 15 - 151 $ 987 Three Months ended March 31 ($ Millions, except per share) Actual 2004 Amount EPS * Net investment gains (losses) include adjustments related to net investment gains (losses).

ROE (1) 11.2% 12.7% 12.3% 13.2% 16.1% Debt to Total Capital 15.6% 19.2% 21.3% 25.2% 24.2% Book Value per Share (2) $20.11 $21.96 $24.24 $27.12 $28.48 Other Financial Information (1) Excluding certain items and annualized for Q105 (2) Excluding AOCI (actual shares outstanding) 2001 2002 2003 2004 Q105

Previous Guidance Revised Guidance EPS $3.50 - $3.65 $3.90 - $4.05 Earnings Guidance 2005 2006 Previous Guidance Revised Guidance EPS - $4.25 - $4.50

Travelers Acquisition Overview Purchase price of $11.5 billion Adds highly complementary affiliated and unaffiliated third party / independent distribution Significantly accretive to EPS Expands scope and diversity of International Business

Travelers Acquisition Financing Cash $2,800 - $3,200 Debt $3,400 - $3,800 Mandatory convertible securities $2,000 - $2,500 Perpetual preferred securities $1,500 - $2,000 MetLife common stock issued to $1,000 Citigroup ($ Millions)

Travelers Acquisition Financing Reflects higher than anticipated proceeds on sale on 200 Park and One Madison Ave. Total proceeds of $2.6 billion include an after tax gain of $1.2 billion Once financing is completed Debt Leverage Ratio is expected to be 29%, down to 25% by the end of 2006 Assumes no share buybacks until end of 2006 Financing expected to be completed in June Bridge financing available to ensure July 1 close

Rating Agency Update Moody's Aa2 Neg Outlook S & P AA Cr Watch Neg Fitch AA Stable A.M. Best A+ Stable

Questions?

Structured Risk Solutions Sherif Zakhary Vice President

MetLife
2005 Stable Value Investor Day

Retirement & Savings Business Profile

Retirement & Savings

$74.8 B

Retirement Income Strategies	Structured Risk Solutions	MetLife Retirement Plans
$3.6 B	**$71.2 B**	**$8.8 B***

Retirement Income Strategies
- Payout Annuities
- Deferred Payout Annuities

Structured Risk Solutions
- Stable Value
- Torts & Settlements
- Pension Liability Transfer
- Global GICs

MetLife Retirement Plans
- Small/Mid Market 401(k) Business

As of 3/31/05

* Note: Dollar figures shown are reserves except for MetLife Retirement Plans which represent assets under management and administration.

Retirement & Savings - Business Mix Profile Total: $74.8 Billion in Reserves as of 3/31/05 Stable Value Global GICs Pension Risk Transfer Torts & Settlements Funding Agreements Non-Guaranteed Separate Accounts Payout Annuities 16.1 9.2 19.2 9.5 4.1 13.1 3.6 Stable Value Global GICs Pension Risk Transfer Torts & Settlements Funding Agreements Non-Guaranteed Separate Accounts Payout Annuities

Structured Risk Solutions (SRS) Business Profile Financial products and services for implementation of litigation settlements Guaranteed interest and wrap products for employer sponsored retirement plans & non-qualified investors Closeouts and underfunded plan restructuring Structured Risk Solutions Stable Value Torts & Settlements Pension Liability Transfer

SRS Milestones 2004 Record Structured Settlements sales > $1 billion in GIC sales $4 billion + of Global GIC sales 2005 - YTD Planned acquisition and integration of Travelers Life and Annuity Strong sales in GICs and Structured Settlements Global GIC book nearing $10 billion Launch of new product: Equity Index Plus

TLAC Integration Planning Update Integration and Synergies Integration Broad assimilation into MetLife's operations Rapid integration with MetLife's systems and processes Dedicated transition team established Cost saves Complementary business model Rationalization of product management and sales support Investment management Information technology General and administrative expenses

TLAC Integration Planning Update Guiding Principles November 2005: Look & operate as a single organization Focus on the value drivers Aggressively manage communications Speed and precision Identify the non-negotiables Use this time of change to improve the enterprise Make it our transition, not our customers Provide customer service as good as, or superior to, today

MetLife
2005 Stable Value Investor Day

TLAC Integration Planning Update

Progress to Date

- Deal Announced January 31, 2005
- Created PIMO, integration infrastructure
- Defined major project work streams
- Established Citigroup / MetLife Integration Forum
- Detailed Integration Plans Drafted
- People decisions made
- Received Hart Scott Rodino expiration notice

Milestones Ahead

- Seeking Regulatory Approvals
- Finalize Deal Financing
- Complete Day One Planning
- Deal Close
- Implement Day One Requirements
- Complete Integration Planning Post Deal Close
- Execute Integration Plans

Questions?

Break

Stable Value Underwriting at MetLife Nan D. Tecotzky Vice President & Actuary

Underwriting Resources & Experience $20.3 billion in stable value assets under management and in wrap agreements1 Over 30 years of corporate experience in underwriting stable value products 7 dedicated underwriters with an average of over 10 years of experience Work closely with MetLife's risk management, ALM, and investment professionals 1 As of 3/31/05

Underwriting Objectives Contract liabilities meet risk tolerance Charge appropriately for risk Consider product type and features Nonparticipating or participating Allowable participant and contractholder withdrawals Ongoing and evolving process

Stable Value & Funding Agreement Reserve Breakdown GICs Separate Account GICs Funding Agreements/ Global GICs 7.2 8.9 13.3 Total: $29.4 Billion in Reserves as of 3/31/05

What Are The Risks? Plan Risks Allowable withdrawals Participant and plan sponsor initiated Investment options Competing funds or plans Financial health of plan sponsor Risk of cash flow volatility Demographics of plan participants Number, ages and balance percentages

What Are The Risks? Cash Flow Risk How certain are we about the amounts to be deposited? Caps, floors, plan events, cash flow stability How certain are we of unscheduled withdrawals? Withdrawal protocol, fund maturities, plan events, cash flow stability Contract structure Scheduled payments, plan sponsor withdrawals allowed

What Are The Risks? Investment Risks - Separate Account GICs and Wraps Excessive volatility Investment guidelines - for wrap portfolio and fund Underperformance Investment manager RFI process Risk-return analysis vs. portfolio benchmark and peer universe Due diligence for firm management and investment process

Risk Measurement And Monitoring Ongoing monitoring of withdrawals Validation of payments, participant and plan-sponsor initiated Quarterly review of Separate Account GICs and wraps Investment manager due diligence Financial health of plan sponsor MV to BV ratio Cash flow activity

Risk Measurement And Monitoring Differentiators Diversified book of business by product Limited MV discontinuance for GICs Limited short-dated puts for funding agreements Rigorous risk measurement and monitoring

Questions?

Investments and ALM Frank M. Donnantuono Managing Director Robert W. Morgan Managing Director

Agenda Market & Portfolio Overview Asset Liability Management

Invested Assets As of 3/31/05 General Account Invested Assets Under Management $244.9 $169.6 $190.6 $221.8 $239.0 2001 2002 2003 2004 1Q05 Separate Account Assets Under Management $85.8 $62.7 $59.7 $75.8 $86.8 2001 2002 2003 2004 1Q05 ($ Billions)

Investment Department 450 Professionals Fixed Income and Equity Real Estate & Agricultural Investments Portfolio Management Supported by 300 IT, HR, Legal and Finance

Economy ? Solid Near-Term Outlook; Sustained Slowdown Unlikely Until Late 2005 or 2006 Inflation ? Core Inflation Continues to Drift Higher Over Near Term, But is Nearing a Peak Fed ? Base Case: Fed Raises Additional 50-75 bps ? Fed Policy Overshoot Remains a Significant Risk Interest Rates ? Range-Bound Over Near Term ? LIBOR-2 Yr. Spread Likely to Be Much Flatter by Year End 2005 Fixed Income Sectors ? Valuation Improving in Corporate Bonds ? More Selective in Commercial Mortgage Sector Dollar ? Forming Bottom vs. Euro/Sterling; Continued Weakening vs. Asian Currencies Market View and Themes

Portfolio Allocation March 31, 2005 Min / Max Range Neutral 3/31/05 Holdings Asset Category Amount ($B) Target Ranges and Holdings U.S. Treasury/Agency $21.8 5.5% 9.5% Residential MBS 34.7 11.0% 15.0% Commercial MBS 13.4 4.0% 7.0% Asset -Backed Securities 10.8 3.0% 7.0% 'A' or Better Corporates 47.9 18.5% 22.5% 'BBB' Corporates 41.7 17.0% 20.0% Below Invest. Grade Corps. 12.3 5.0% 7.0% Commercial Mortgages 27.2 10.5% 13.5% Agricultural Mortgages 6.0 1.5% 4.5% Real Estate Equity 9.0 2.0% 5.0% Corporate Equity 5.6 2.0% 4.0% Cash & Short Term 6.5 1.0% 4.0% MV of Mgd. Asset Base $236.8 Other Invested Assets 5.1 Real Estate Value Adj. (5.9) Policy Loans 9.0 Total Carrying Value $244.9

Credit Investment Grade Credit Total Portfolio ? $89.6 billion Top 10 Exposures ? $4.9 billion Largest Single Name ? $0.6 billion Below Investment Grade Credit Total Portfolio ? $12.3 billion Top 10 Exposures ? $1.7 billion Largest Single Name ? $0.3 billion As of 3/31/05

($ Billions) Credit - Quality Profile As of 3/31/05 12/31/03 3/31/05 Credit Quality Investment Grade 'A' or Better 45.6% 47.0% 'BBB' 41.3% 41.0% Total Investment Grade 86.9% 88.0% Below Investment Grade 'Ba' 8.3% 7.2% 'B' 4.0% 4.5% 'Caa and Lower' 0.6% 0.3% In or Near Default 0.2% 0.0% Total Below Investment Grade 13.1% 12.0% Total $97.5 $101.9

Credit - Investment Grade Portfolio is More Diversified than Overall Market As of 3/31/05 MetLife Lehman Index Weighted Average Rating A3 A3 Number of Issuers 956 592 Foreign % 33.0% 26.8% Highest Single Exposure 0.7% 2.9% Top 10 Exposures 5.4% 20.5%

Credit - Below Investment Grade Higher ratings profile than overall market Portfolio maintains stronger position in capital structure than overall market Decreasing as percentage of total invested assets 5.07% as of 3/31/05 5.78% as of 12/31/03 6.09% as of 12/31/02 As of 3/31/05 MetLife Lehman Index NAIC 3 60% 39% NAIC 4 37% 44% NAIC 5&6 3% 17% Secured 37% 2% Unsecured 54% 79% Subordinated 9% 19%

Corporate High Yield Syndicated Bank Loans Emerging Markets Private Corporates Project Finance Other 5545 2913 1898 919 600 376 Credit - Below Investment Grade Below investment grade portfolio comprised of diverse asset classes Significant amount of portfolio has key structural protections As of 3/31/05 Syndicated Bank Loans 24% Project Finance 5% Private Corporates 8% Emerging Markets 15% Other 3% Corporate High Yield 45%

Residential Mortgage-Backed Securities Rationale RMBS offers higher spreads/yield than other AAA assets Risk Mitigants Prepayment/extension risk is managed by portfolio managers Portfolio has less duration and negative convexity than RMBS index Buy securities that have more structure (CMOS) for cash flow stability Allocated to rate reset and short-term portfolios

Commercial Mortgages Total Portfolio ? $24.6 billion Top 10 Exposures ? $2.1 billion Largest Single Name ? $0.3 billion Agricultural Mortgages Total Portfolio ? $5.9 billion Top 10 Exposures ? $0.6 billion Largest Single Name ? $0.2 billion Mortgages As of 3/31/05

($ Billions) Mortgages - Quality Profile As of 3/31/05 $26.2 $31.9 Total 12/31/03 3/31/05 Traditional <65% LTV $10.1 $11.5 65-80% LTV $8.7 $11.1 >80% LTV $1.2 $1.1 Total $20.0 $23.7 High Yield $0.3 $0.9 Ag Loans $5.3 $5.9 Other $0.6 $1.4

New England 0.06 Middle Atlantic 0.16 South Atlantic 0.23 South Central 0.1 North Central 0.13 Mountain & Pacific 0.27 International 0.05 Commercial Mortgages - Distribution Office 0.44 Retail 0.23 Apartments 0.14 Industrial 0.11 Hotel 0.05 Other 0.03 Property Type Geographic As of 3/31/05 Middle Atlantic 16% Mountain & Pacific 27% North Central 13% South Central 10% South Atlantic 23% International 5% New England 6% Industrial 11% Hotel 5% Other 3% Apartments 14% Retail 23% Office 44%

($ Millions) Commercial Mortgages - Portfolio Composition As of 3/31/05 % of Portfolio Property Type Book Value MetLife ACLI Office $10,798 44% 35% Retail 5,754 23% 23% Apartments 3,330 14% 16% Industrial 2,749 11% 17% Hotel 1,212 5% 4% Other 788 3% 5% Total $24,631 100% 100%

Real Estate Equity Total Portfolio ? $4.3 billion Top 10 Exposures ? $2.2 billion Largest Single Name ? $0.5 billion Real Estate Equity As of 3/31/05

($ Millions) Derivatives 97% of Derivatives Used for Hedging Purposes Duration Management Rate Hedges Foreign Currency Hedges As of 3/31/05 March 31, 2005 Current Market or Fair Value Derivative Type Notional Amount Assets Liabilities Interest Rate Swaps $13,460 $317 $17 Interest Rate Floors 7,725 67 0 Interest Rate Caps 7,757 27 0 Financial Futures 141 10 0 Foreign Currency Swaps 8,320 112 1,112 Foreign Currency Forwards 1,532 9 9 Options 823 30 4 Financial Forwards 2,435 10 0 Credit Default Swaps 2,819 10 10 Synthetic GICs 5,515 0 0 Other 450 0 0 Total $50,977 $592 $1,152

Capital Losses ($ Millions) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Credit Related 156 108 132 80 24 87 Interest Rate Related 593 325 1694 529 485 1165 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Credit Related 103 51 89 69 96 55 Interest Rate Related 250 46 114 176 159 318 As of 3/31/05 Credit Related Interest Rate Related

Agenda Market & Portfolio Overview Asset Liability Management

Asset Liability Management - Structure Business Finance ALM Committees Line of Businesses Corporate Risk Management Investments Annuities Universal Life Retirement & Savings Surplus Group Life and Health Closed Block

Asset Liability Management - Functions Investment Guidelines Interest Rate Risk Risk Management Allocations Concentration Risk Hedging Product Pricing

Position Along Yield Curve <1-Yr 1-Yr 2-Yr 4-Yr 5-Yr 10-Yr 20-Yr 30-Yr Assets 39032 12376 29727 27833 30456 30525 18659 11121 Liabilities 51049 17802 17898 20244 31669 22264 12008 16786 As of 12/31/04 ($ Millions)

($ Billions) Duration As of 3/31/05 Duration Amount Products/ Liabilities <3 Years $57.2 Securities Lending, Global GICs, TCA, MetLife Bank 3-6 Years $124.7 Deferred Annuities, Universal Life, Group Life, Surplus >6 Years $36.5 Immediate Annuities, Individual Life, Structured Settlements Total $218.4

Duration Annuity 4.26 4.33 0.07 Group Life 4.95 4.96 0.01 Whole Life 6.31 6.28 (0.03) Retirement & Savings 7.52 7.46 (0.06) Group Health 9.00 8.87 (0.13) Total Operating Portfolios 4.95 4.95 0.00 Portfolio Target Asset Duration Asset Duration Variance Matched As of 3/31/05 (Years)

Liquidity Management Catastrophic Scenarios Duration Curve Profile Cash Management

Investment Risks Low Rates Credit Commercial Real Estate

Questions?

MetLife Businesses Finance Stanley J. Talbi Senior Vice President

2001 2002 2003 2004 1Q04 1Q05 8305 9446 10269 11349 2773 3186 CAGR 11.0% Up 14.9% Note: Includes other revenues. Institutional Business - Premiums and Fees ($ Millions)

Group Life** 8.5% 4-6% 8.8% Retirement & Savings 14.4% 18-22% 71.4% Non-Medical Health & Other** 13.4% 12-16% 16.3% Premiums & Fees* 2003 vs. 2004 General Account Assets Retirement & Savings 14.1% 10.5-11.5% 11.3% * Note: Includes other revenues. ** Exclude certain experience rating refunds and changes to premium stabilization reserves. Institutional Business - Growth Rates 1Q05 vs. 1Q04 1Q05 vs. 1Q04 2005G 2003 vs. 2004 2005G

Institutional Business - Operating Earnings ROE 16.9% 20.3% 20.1% 21.0% 2001* 2002** 2003 2004*** 1Q04 1Q05 874 983 1020 1205 317 324 ***2001 Excludes a $182 million after-tax charge from September 11th tragedies and a $267 million after-tax charge for business realignment costs. ***2002 Excludes a $37 million after-tax benefit related to a reduction of a previously established liability related to business realignment costs and disability insurance liability related to the September 11, 2001 tragedies. ***2004 Excludes $31 million after-tax benefit from a reduction of a previously established premium tax liability. See Appendix for reconciliation. ($ Millions)

Group Life 372* 77 100 Non-Medical Health & Other 219 62 63 Retirement & Savings 614 178 161 Total Institutional 1,205 317 324 ($ Millions) 2004 1Q04 1Q05 *Excludes $31 million after-tax benefit from a reduction of a previously established premium tax liability. Institutional Business - Operating Earnings

2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Mortality 0.944 0.933 0.924 0.932 0.92 0.913 0.914 0.958 0.932 0.909 0.907 0.949 2005 Target = 93% - 97% Group Term Life - Mortality Ratio

2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Morbidity 0.995 0.975 0.977 0.965 0.951 0.998 1.027 0.933 0.928 0.919 0.988 0.911 The 4Q02 ratio excludes the impact of a $17 million after-tax reduction of the reserve associated with the September 11, 2001 tragedies. 2005 Target = 94% - 99% Disability Morbidity Ratio

Group Life - Interest Spread 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Portfolio Yield 0.0605 0.0607 0.0598 0.0562 0.0557 0.0583 0.0611 0.0566 0.0587 0.0532 0.0534 0.0558 Crediting Rate 0.0416 0.0416 0.0408 0.0387 0.0372 0.0385 0.0356 0.0349 0.0344 0.0345 0.0358 0.0359 Interest Spread 0.0189 0.0191 0.019 0.0175 0.0185 0.0198 0.0255 0.0217 0.0243 0.0187 0.0176 0.0199 General Account Balances $15.2 Billion at 3/31/05 2005 Target Spread = 160-180 bps

General Account Balances $47.5 Billion at 3/31/05 2005 Target Spread = 120-135 bps 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Portfolio Yield 0.0779 0.0733 0.0763 0.0722 0.0737 0.0682 0.0735 0.0706 0.0693 0.0685 0.0717 0.0691 Crediting Rate 0.0621 0.0611 0.0612 0.0605 0.0592 0.0562 0.0558 0.0542 0.0533 0.0529 0.0534 0.0544 Interest Spread 0.0158 0.0122 0.0151 0.0117 0.0145 0.012 0.0177 0.0164 0.016 0.0156 0.0183 0.0147 Retirement & Savings - Interest Spread

2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Portfolio Yield 0.0781 0.0754 0.0741 0.0727 0.066 0.0649 0.0748 0.0696 0.0777 0.0686 0.0753 0.0734 Crediting Rate 0.0587 0.0589 0.0586 0.0552 0.0549 0.0543 0.0538 0.0535 0.0533 0.0543 0.0547 0.0545 Interest Spread 0.0194 0.0165 0.0155 0.0175 0.0111 0.0106 0.021 0.0161 0.0244 0.0143 0.0206 0.0189 General Account Balances $6.9 Billion at 3/31/05 2005 Target Spread = 130-160 bps Non-Medical Health & Other - Interest Spread

2001 2002 2003 2004 1Q04 1Q05 6318 6304 6340 6447 1520 1623 CAGR 0.7% Up 6.8% Note: Includes other revenues. Individual Business - Premiums and Fees ($ Millions)

2001 2002 2003 2004 1Q04 1Q05 14255 16200 19293 19203 5333 4435 * Statutory basis. CAGR 10.4% Down 16.8% Individual Business - Premiums & Deposits* ($ Millions)

Individual Business - Premiums & Deposits* * Statutory basis. Growth Rate 1Q05 vs. 1Q04 2005G 2003 vs. 2004 Traditional Life (4)% (3)-0% (2)% Variable & Universal Life 10% 2-8% 1% Annuities 1% 9-15% (26)% Total IB 0% 3-9% (17)%

2001* 2002 2003** 2004 1Q04 1Q05 680 712 686 805 187 318 *2001 excludes a $150 million after-tax charge from September 11 tragedies and business realignment costs. **2003 excludes a $31million after-tax charge related to previously deferred expenses at NEF. 10.7% 11.1% 10.4% ROE 11.4% Individual Business - Operating Earnings ($ Millions)

Traditional Life 228 109 64 ($ Millions) 2004 1Q05 1Q04 Variable & Universal Life 135 51 24 Annuities 407 147 85 Other 35 11 14 Total IB 805 318 187 Individual Business - Operating Earnings

Variable & Universal Life - Interest Spread 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Portfolio Yield 0.0747 0.0741 0.0723 0.0739 0.0731 0.0725 0.0723 0.0698 0.0705 0.0704 0.07 0.0707 Crediting Rate 0.0585 0.0577 0.0575 0.0564 0.0557 0.0563 0.055 0.0526 0.0525 0.0517 0.0508 0.05 Interest Spread 0.0162 0.0164 0.0148 0.0175 0.0174 0.0162 0.0173 0.0172 0.018 0.0187 0.0192 0.0207 General Account Balances $10.1 Billion at 3/31/05 2005 Target Spread = 190bp+

Annuities - Interest Spread 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Portfolio Yield 0.0714 0.0709 0.072 0.0664 0.0631 0.065 0.065 0.0585 0.0623 0.0608 0.0637 0.0624 Crediting Rate 0.05 0.0481 0.0491 0.0447 0.0436 0.0428 0.0416 0.039 0.0379 0.0364 0.0357 0.0344 Interest Spread 0.0214 0.0228 0.0229 0.0217 0.0195 0.0222 0.0234 0.0195 0.0244 0.0244 0.028 0.028 General Account Balances $32.3 Billion at 3/31/05 2005 Target Spread = 210bp - 220bp

2001 2002 2003 2004 1Q04 1Q05 2777 2854 2940 2983 746 737 Down 1.2% CAGR 2.4% Note: Includes other revenues. Auto & Home - Premiums and Fees ($ Millions)

2001* 2002 2003 2004 1Q04 1Q05 50 151 167 214 46 76 Auto & Home - Operating Earnings ROE 3.7% 12.1% 15.6% 20.6% * 2001 excludes a $6 million after-tax charge related to September 11 tragedies and business realignment costs See Appendix for reconciliation. ($ Millions)

2001 2002 2003 2004 1Q 05 Combined Ratio 1.06 0.994 0.997 0.968 0.924 Combined Ratio Ex Cats 1.021 0.974 0.971 0.904 0.909 Auto & Home Combined Ratio 2005 Target Combined Ratio 95-96%

2001 2002 2003 2004 1Q04 1Q05 875 1645 1984 2067 489 624 Note: Includes other revenues. Up 27.6% CAGR 33.2% International - Premiums and Fees ($ Millions)

2001 2002 2003* 2004 1Q04 1Q05 23 70 139 156 44 67 International - Operating Earnings * 2003 excludes a $62 million after-tax benefit from the merger of the company's Mexican operations and a reduction of policyholder liabilities resulting from a change in reserve methodology in Mexico. See Appendix for reconciliation. ROE 1.6% 4.8% 11.0% 11.6% ($ Millions)

2001 2002 2003 2004 1Q04 1Q05 1804 2048 2717 3424 828 918 Note: Includes other revenues. Up 10.9% CAGR 23.8% Reinsurance - Premiums and Fees ($ Millions)

2001* 2002 2003 2004 1Q04 1Q05 29 55 77 86 18 27 Reinsurance - Operating Earnings ROE 2.9% 6.6% 12.5% 12.2% * 2001 excludes a $7 million after-tax charge from September 11 tragedies. See Appendix for reconciliation. ($ Millions)

Corporate & Other - Operating Earnings 2001 2002 2003 2004 1Q04 1Q05 East 4 -85 -22 54 -17 9 * Operating Earnings as presented excludes certain items. See Appendix for reconciliation. ($ Millions)

Total Premiums and Fees ($ Millions) Institutional 11,349 2,773 3,186 Individual 6,447 1,520 1,623 Auto & Home 2,983 746 737 2004 1Q04 1Q05 International 2,067 489 624 Reinsurance 3,424 828 918 Total Company 26,270 6,356 7,088 Note:Includes other revenues. 11.5%

Total Operating Earnings 2004 Operating Earnings as presented exclude certain items. See Appendix for reconciliation. Institutional 1,205 317 324 Individual 805 187 318 Auto & Home 214 46 76 2004 1Q04 1Q05 International 156 44 67 Reinsurance 86 18 27 Total Company 2,520 595 821 38.0% Corporate & Other 54 (17) 9 ($ Millions)

2001 2002 2003 2004 2005G 2006G 2.17 2.59 2.77 3.34 4 4.4 MetLife Operating Earnings Per Share Growth * Operating Earnings Per Share as presented exclude certain items. See Appendix for reconciliation. 3.90 - 4.05 4.25 - 4.50 CAGR 15.5%

Questions?

Appendix

($ Billions) Credit - Top Sectors As of 3/31/05 Financial $19.6 $20.8 Utilities 11.0 11.5 Communications 9.4 10.9 Consumer Noncyclical 8.4 8.9 Consumer Cyclical 7.0 7.7 Top 5 Credit Sectors $55.4 $59.8 Other Credit Sectors $42.1 $42.1 Total Credit Sector $97.5 $101.9 12/31/03 3/31/05 Top Sectors

Credit - Investment Grade Top Exposures As of 3/31/05 ($ Millions) Investment Grade Ultimate Parent Market Value Book Value Moody's S&P Fitch Bank of America Corp $607 $562 Aa2 AA- AA- JP Morgan Chase & Co 597 563 Aa3 A+ A+ Province of Quebec 576 517 A1 A+ AA- Santander Central Hispano, S.A. 515 476 A1 A A+ Citigroup Inc 479 444 Aa1 AA- AA+ HSBC Holdings Plc 473 434 Aa2 A+ AA Wachovia Corp 446 422 Aa3 A A+ Royal Bank of Scotland Group Plc 406 386 Aa1 AA- AA American International Group 386 358 Aaa AAA AAA AOL Time Warner Inc 386 341 Baa1 BBB+ BBB+ Top 10 IG Exposures $4,870 $4,503 Other $84,780 $79,890 Total Investment Grade $89,650 $84,393

Credit - Below Investment Grade Top Exposures As of 3/31/05 ($ Millions) Below Investment Grade Ultimate Parent Market Value Book Value Moody's S&P Fitch Peru $296 $256 Ba3 BB BB Colombia 263 226 Ba2 BB BB Brazil 250 220 B1 BB- BB- Panama 191 166 Ba1 BB BB+ Turkey 126 122 B1 BB- BB- HCA Inc 121 116 Ba2 BB+ BB+ Delhaize Group 111 104 Ba1 BB+ NR Venezuela 110 114 B2 B B+ Qwest Communications Int'l 106 94 Caa1 B B+ Electronic Data Systems Corp 92 91 Ba1 BBB- BBB- Top 10 BIG Exposures $1,666 $1,509 Other $10,585 $10,168 Total Below Investment Grade $12,251 $11,677

Emerging Market Exposure Country (rated A+ and below) Exposure $5 Billion Data Brazil Chile Colombia Malaysia Mexico Panama Peru Poland Russia Trinidad & Tobago 3/31/2005 459 605 279 337 1181 206 296 251 353 172 3/31/2004 379 607 281 246 1189 221 296 259 392 184 As of 3/31/05 3/31/2005 3/31/2004

Residential Mortgage-Backed Securities Portfolio Composition 99% Rated AAA As of 3/31/05 MetLife Lehman Index Pass-Throughs 35.8% 100.0% 30-year 15.2% 69.1% 15-year 14.0% 25.2% Balloons, 10-years, 20-years and ARMs 6.6% 5.7% Collateralized Mortgage Obligations 64.2% 0.0% Agency PACs 18.8% 0.0% Agency Sequentials 16.7% 0.0% Agency Z-bonds 6.6% 0.0% Floaters 6.0% 0.0% AAA Non-Agency Sequentials 16.1% 0.0% Total 100.0% 100.0%

($ Millions) Commercial Mortgages - Top Exposures As of 3/31/05 Property Type Location Book Value % of Portfolio Stoneridge Mall Retail Pleasanton, CA $294 1.2% The Mall at Short Hills Retail Short Hills, NJ 261 1.1% KPMG Tower Office Los Angeles, CA 210 0.9% Aon Center Office Chicago, IL 200 0.8% Bankof America Tower Office Seattle, WA 195 0.8% South Coast Plaza Retail Costa Mesa, CA 194 0.8% Perimeter Center Park Office Atlanta, GA 184 0.7% One Financial Center Office Boston, MA 181 0.7% Briarwood Mall Retail Ann Arbor, MI 179 0.7% 901 New York Ave NW Office Washington, D.C. 170 0.7% Top 10 $2,068 8.4% Other $22,563 91.6% Total Commercial Mortgages $24,631 100.0%

Agricultural Mortgages - Top Exposures As of 3/31/05 ($ Millions) Borrower Type Location Book Value % of Portfolio Paramount Permanent Crops California $178 3.0% Bettencourt Livestock Idaho 61 1.0% OrangeCo Inc Permanent Crops Various 58 1.0% Cal Maine Agribusiness Oregon 51 0.9% Swanson Group Timber Florida 49 0.8% Joshua Timber Timber California 47 0.8% Franzia Permanent Crops Florida 44 0.7% Southern Gardens Agribusiness Florida 43 0.7% Griffin Annual Crops Arkansas 42 0.7% Consolidated Permanent Crops Various 42 0.7% Top 10 $615 10.4% Other $5,314 89.6% Total Agricultural Mortgages $5,929 100.0%

* Subsequent to 3/31/05, both 200 Park and One Madison Avenue were sold. Real Estate Equity - Top Exposures As of 3/31/05 ($ Millions) Property Type Location Book Value 200 Park * Office New York, NY $478 PCV/Stuyvesant Town Apartment New York, NY 404 One Madison * Office New York, NY 223 Washington Mutual Retail Los Angeles, CA 210 85 Broad Street Office New York, NY 178 Wells Fargo Plaza Office Houston, TX 155 Hanover/MetLife Part. Apartment Various 150 Lincoln Center Office Dallas, TX 135 Fred Meyer Stores Retail San Mateo, Various 134 400/450 North Brand Office Glendale, CA 114 Top 10 $2,181 Other $2,125 Total Real Estate Equity $4,306

Reconciliations of Non-GAAP Financial Information

The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings per diluted share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income taxes, and discontinued operations, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes, the impact from the cumulative effect of a change in accounting, net of income taxes and discontinued operations, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Operating return on equity is calculated by dividing operating earnings as defined above by average equity for the period indicated, excluding accumulated other comprehensive income. Explanatory Note on Non-GAAP Financial Information

For the historical periods presented, reconciliations of the non- GAAP measures used in this presentation to the most directly comparable GAAP measures are included in Appendix A to this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income. Explanatory Note on Non-GAAP Financial Information - Cont.

Reconciliation of Net Income to Operating Earnings - Total Company

Reconciliation of Net Income per Share to Operating Earnings per Share - Total Company

Return on Equity *Operating Earnings divided by equity excluding AOCI and annualized/projected for 1Q04 and 1Q05. **Operating Earnings excluding certain items divided by equity excluding AOCI and annualized/projected for 1Q04 and 1Q05. 2001 2002 2003 2004 1Q04 1Q05 *Operating return on equity 6.0% 11.7% 13.2% 13.8% 12.8% 16.1% **Operating return on equity, as presented 11.2% 12.7% 12.3% 13.2% 12.8% 16.1% QTD

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings 2001 2002 2003 2004 1Q04 1Q05 Total Institutional Net income 428 $ 798 $ 849 $ 1,271 $ 310 $ 349 $ Cumulative effect of a change in accounting - - 26 60 60 - Investment (gains) / losses and related adjustments (3) 222 145 (95) (53) (25) Operating earnings 425 1,020 1,020 1,236 317 324 Premium tax liability - - - (31) - - 4th quarter 2001 charges 267 (20) - - - - September 11th 2001 tragedies 182 (17) - - - - Operating earnings, as presented 874 $ 983 $ 1,020 $ 1,205 $ 317 $ 324 $ QTD 2001 2002 2003 2004 1Q04 1Q05 Group Life Net income 275 $ 178 $ 279 $ 376 $ 94 $ 90 $ Cumulative effect of a change in accounting - - - - - - Investment (gains) / losses and related adjustments (57) 139 71 27 (17) 10 Operating earnings 218 317 350 403 77 100 Premium tax liability - - - (31) - - 4th quarter 2001 charges 1 - - - - - September 11th 2001 tragedies 99 - - - - - Operating earnings, as presented 318 $ 317 $ 350 $ 372 $ 77 $ 100 $ QTD

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Reconciliation of Net Income to Operating Earnings

($ Millions) Reconciliation of Premiums, Fees and Other Revenues Total Company 2001 2002 2003 2004 1Q04 1Q05 Premium, Fees and Other Revenues 20,191 22,334 24,271 26,270 6,362 7,092 Less: Conning Corporation 32 - - - - - Premium, Fees and Other Revenues, as presented 20,159 22,334 24,271 26,270 6,362 7,092 QTD

The operating expense ratio is calculated by dividing operating expenses by premiums, fees and other revenues. The operating expense ratio, as presented is calculated by dividing operating expenses, as presented by premiums, fees and other revenues, as presented. Reconciliation of Operating Expenses and Expense Ratio

Reconciliation of Book Value per Share $ 28.48 $ 25.03 $ 27.12 $ 24.24 $ 21.96 $ 20.11 excluding accumulated other comprehensive income Book value per common share, actual shares outstanding, 2.95 4.55 4.04 3.69 2.87 1.39 Accumulated other comprehensive income $ 31.43 $ 29.58 $ 31.16 $ 27.93 $ 24.83 $ 21.50 Book value per common share, actual shares outstanding 1Q05 1Q04 2004 2003 2002 2001 QTD